                          AMENDMENT NO. 1 TO DISTRIBUTION AGREEMENT

The DISTRIBUTION AGREEMENT ("Agreement") by and between COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY ("Insurer"), for itself and on behalf of each of its Separate Accounts, and SECURITY DISTRIBUTORS, INC. ("SDI"), dated November 21, 2006, is hereby amended as follows:

WHEREAS, pursuant to the Agreement, SDI serves as principal underwriter of the Contracts issued by Insurer and listed on Schedule 2 of the Agreement; and

WHEREAS, Insurer wishes to have its affiliate, Epoch Securities, Inc. ("Epoch"), a broker-dealer registered with the Securities and Exchange Commission, become principal underwriter for certain of the Contracts.

1. The parties agree that from and after the effective date of this Amendment No. 1, SDI shall no longer be the principal underwriter for the Contracts ("Removed Insurance Contracts") set forth in Schedule 3, attached hereto.

2. Insurer represents and warrants that, as of the effective date of this Amendment No. 1, it has entered into a distribution agreement with Epoch with respect to the Removed Insurance Contracts set forth in Schedule 3.

3. Schedule 1 and Schedule 2 of the Agreement are hereby deleted in their entirety and replaced with the Schedule 1 and Schedule 2, respectively, attached hereto.

4. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

5. This Amendment No. 1 is effective as of January 22, 2008.

SECURITY DISTRIBUTORS, INC.


By: /s/ James R. Schmank
    ---------------------------------
(Print) James R. Schmank
Title: Vice President
Date: January 22, 2008


COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY


By: /s/ Michael A. Reardon
    ----------------------------------------
(Print) Michael A. Reardon
Title: President and Chief Executive Officer
Date: January 22, 2008

                                                                      SCHEDULE 1

                 SEPARATE ACCOUNTS AVAILABLE UNDER THE CONTRACTS

                           SELECT SEPARATE ACCOUNT II

GOLDMAN SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)
Goldman Sachs Capital Growth Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Money Market Fund
Goldman Sachs Strategic International Equity Fund

AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)
AIM V.I. Capital Appreciation Fund
AIM V.I. Global Health Care Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
AllianceBernstein Growth and Income Portfolio
AllianceBernstein Large Cap Growth Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
FT VIP Franklin Small-Mid Cap Growth Securities Fund
FT VIP Mutual Shares Securities Fund

JANUS ASPEN SERIES (SERVICE SHARES)
Janus Aspen Large Cap Growth Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

                             SEPARATE ACCOUNT FUVUL

GOLDMAN SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)
Goldman Sachs Money Market Fund*

AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)
AIM V.I. Capital Appreciation Fund
AIM V.I. Core Equity Fund

ALGER AMERICAN FUND (CLASS O)
Alger American Growth Portfolio

DREYFUS VARIABLE INVESTMENT FUND
Dreyfus VIF Quality Bond Portfolio*

FEDERATED INSURANCE SERIES
Federated American Leaders Fund II*
Federated High Income Bond Fund II*

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
FT VIP Templeton Foreign Securities Fund*

MFS(R) VARIABLE INSURANCE TRUST(SM) (SERVICE SHARES)
MFS(R) Utilities SerieS

OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE SHARES)
Oppenheimer Main Street Fund(R)/VA

*    As of December 30, 2006, fund has zero-balance, but open to new money.

(1) As of September 30, 2004, the following funds were closed to new money and transfers and have zero balance.

Alger American Leveraged AllCap Portfolio
Alger American Small Capitalization Portfolio
Dreyfus VIF Appreciation Portfolio
Dreyfus Socially Responsible Growth Fund, Inc.
Evergreen VA Balanced (b) Fund (formerly Evergreen Foundation Fund)
Evergreen VA Special Values Fund (formerly Evergreen VA Small Cap Value Fund) Federated Prime Money Fund II
FT VIP Templeton Global Asset Allocation Fund
MFS(R) Investors Trust Series
Oppenheimer Core Bond Fund/VA (formerly Oppenheimer Strategic Bond Fund/VA) Oppenheimer Main Street Small Cap Fund(R)/VA

                              SEPARATE ACCOUNT KGC

AIM VARIABLE INSURANCE FUNDS
(SERIES I SHARES)
AIM V.I. Utilities Fund

ALGER AMERICAN FUND (CLASS O)
Alger American Balanced Portfolio
Alger American Leveraged AllCap Portfolio

CREDIT SUISSE TRUST
Credit Suisse Trust Emerging Markets Portfolio
Credit Suisse Trust Global Small Cap Portfolio

DREYFUS INVESTMENT PORTFOLIO
Dreyfus IP MidCap Stock Portfolio

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
Dreyfus Socially Responsible Growth Fund, Inc.

DWS SCUDDER INVESTMENT VIT FUNDS (CLASS A)
DWS Equity 500 Index VIP

DWS VARIABLE SERIES I (CLASS A)
DWS Capital Growth VIP*
DWS Global Opportunities VIP
DWS Growth & Income VIP*
DWS Health Care VIP
DWS International VIP

DWS VARIABLE SERIES II (CLASS A)
DWS Balanced VIP
DWS Blue Chip VIP
DWS Core Fixed Income VIP
DWS Davis Venture Value VIP
DWS Dreman High Return Equity VIP*
DWS Dreman Small Mid Cap Value VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS High Income VIP
DWS International Select Equity VIP
DWS Janus Growth and Income VIP
DWS Large Cap Value VIP
DWS Mid Cap Growth VIP
DWS Money Market VIP
DWS Small Cap Growth VIP*
DWS Strategic Income VIP
DWS Technology VIP
DWS Turner Mid Cap Growth VIP

                               SEPARATE ACCOUNT KG

AIM VARIABLE INSURANCE FUNDS
(SERIES I SHARES)
AIM V.I. Utilities Fund

ALGER AMERICAN FUND (CLASS O)
Alger American Balanced Portfolio
Alger American Leveraged AllCap Portfolio

CREDIT SUISSE TRUST
Credit Suisse Trust Emerging Markets Portfolio
Credit Suisse Trust Global Small Cap Portfolio

DREYFUS INVESTMENT PORTFOLIO
Dreyfus IP MidCap Stock Portfolio

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
Dreyfus Socially Responsible Growth Fund, Inc.

DWS SCUDDER INVESTMENT VIT FUNDS (CLASS A)
DWS Equity 500 Index VIP

DWS VARIABLE SERIES I (CLASS A)
DWS Capital Growth VIP*
DWS Global Opportunities VIP
DWS Growth & Income VIP*
DWS Health Care VIP
DWS International VIP

DWS VARIABLE SERIES II (CLASS A)
DWS Balanced VIP
DWS Blue Chip VIP
DWS Core Fixed Income VIP
DWS Davis Venture Value VIP
DWS Dreman High Return Equity VIP
DWS Dreman Small Mid Cap Value VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS High Income VIP
DWS International Select Equity VIP
DWS Janus Growth and Income VIP
DWS Large Cap Value VIP
DWS Mid Cap Growth VIP
DWS Money Market VIP
DWS Small Cap Growth VIP*
DWS Strategic Income VIP
DWS Technology VIP
DWS Turner Mid Cap Growth VIP

JANUS ASPEN SERIES (SERVICE SHARES)
Janus Aspen Growth and Income Portfolio*
Janus Aspen Large Cap Growth Portfolio*

*    As of December 30, 2006, fund has zero-balance, but open to new money.

                              SEPARATE ACCOUNT VA-P

PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
Pioneer Emerging Markets VCT Portfolio
Pioneer Equity Income VCT Portfolio
Pioneer Fund VCT Portfolio
Pioneer Growth Shares VCT Portfolio
Pioneer High Yield VCT Portfolio
Pioneer Ibbotson Moderate Allocation VCT Portfolio
Pioneer International Value VCT Portfolio*
Pioneer Mid Cap Value VCT Portfolio
Pioneer Money Market VCT Portfolio
Pioneer Real Estate Shares VCT Portfolio
Pioneer Small Cap Value VCT Portfolio*
Pioneer Strategic Income VCT Portfolio

AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)
AIM V.I. Capital Appreciation Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
AllianceBernstein Global Technology Portfolio
AllianceBernstein Large Cap Growth Portfolio

DELAWARE VIP TRUST (SERVICE CLASS)
Delaware VIP Growth Opportunities Series
Delaware VIP Select Growth Series

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
FT VIP Franklin Small-Mid Cap Growth Securities Fund
FT VIP Templeton Foreign Securities Fund
FT VIP Templeton Global Asset Allocation Fund

VAN KAMPEN LIFE INVESTMENT TRUST (CLASS I SHARES)
Van Kampen LIT Strategic Growth Portfolio

*    As of December 30, 2006, fund has zero-balance, but open to new money.

                              SEPARATE ACCOUNT VA-K

                      DELAWARE MEDALLION ANNUITY CONTRACTS

DELAWARE VIP TRUST
Delaware VIP Balanced Series
Delaware VIP Capital Reserves Series
Delaware VIP Cash Reserve Series
Delaware VIP Emerging Markets Series
Delaware VIP Growth Opportunities Series
Delaware VIP High Yield Series
Delaware VIP International Value
Equity Series
Delaware VIP REIT Series
Delaware VIP Select Growth Series
Delaware VIP Small Cap Value Series
Delaware VIP Trend Series
Delaware VIP U.S. Growth Series
Delaware VIP Value Series

AIM VARIABLE INSURANCE FUNDS
(SERIES I SHARES)
AIM V.I. Capital Appreciation Fund
AIM V.I. Core Equity Fund
AIM V.I. High Yield Fund
AIM V.I. International Growth Fund

THE ALGER AMERICAN FUND (CLASS O)
Alger American Leveraged AllCap  Portfolio
Alger American MidCap Growth Portfolio
Alger American Small Capitalization Portfolio

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
AllianceBernstein Global Technology Portfolio
AllianceBernstein Growth and Income Portfolio
AllianceBernstein Growth Portfolio
AllianceBernstein Large Cap Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
FT VIP Franklin Small-Mid Cap Growth Securities Fund
FT VIP Mutual Shares Securities Fund
FT VIP Templeton Foreign Securities Fund
FT VIP Templeton Growth Securities Fund

PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
Pioneer Emerging Markets VCT Portfolio
Pioneer Mid Cap Value VCT Portfolio

                             SELECT SEPARATE ACCOUNT

GOLDMAN SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)
Goldman Sachs Capital Growth Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Money Market Fund
Goldman Sachs Strategic International Equity Fund
Goldman Sachs Structured U.S. Equity Fund

AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)
AIM V.I. Capital Appreciation
AIM V.I. Core Equity Fund
AIM V.I. Dynamics Fund
AIM V.I. Global Health Care Fund
AIM V.I. Large Cap Growth Fund

AIM VARIABLE INSURANCE FUNDS (SERIES II SHARES)
AIM V.I. Basic Value Fund
AIM V.I. Capital Appreciation*
AIM V.I. Capital Development Fund
AIM V.I. Core Equity Fund*
AIM V.I. Capital Development Fund
AIM V.I. Large Cap Growth Fund*

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS A)
AllianceBernstein Large Cap Growth Portfolio

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
AllianceBernstein Large Cap Growth Portfolio
AllianceBernstein Global Technology Portfolio*
AllianceBernstein Growth and Income Portfolio
AllianceBernstein Small/Mid Cap Value Portfolio
AllianceBernstein Value Portfolio

DWS SCUDDER INVESTMENT VIT FUNDS (CLASS A)
DWS Small Cap Index VIP

DWS VARIABLE SERIES II (CLASS A)
DWS Dreman High Return Equity VIP
DWS Technology VIP

EATON VANCE VARIABLE TRUST
Eaton Vance VT Floating-Rate Income Fund
Eaton Vance VT Worldwide Health Sciences Fund

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
Fidelity VIP Contrafund(R) PortfoliO
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP Growth & Income Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Mid Cap Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS (SERVICE CLASS 2)
Fidelity VIP Contrafund(R) PortfoliO
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP Growth & Income Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Value Strategies Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
FT VIP Franklin Large Cap Growth Securities Fund
FT VIP Franklin Small Cap Value Securities Fund
FT VIP Franklin Small-Mid Cap Growth Securities Fund
FT VIP Mutual Shares Securities Fund
FT VIP Templeton Foreign Securities Fund

JANUS ASPEN SERIES (SERVICE SHARES)
Janus Aspen Growth and Income Portfolio
Janus Aspen International Growth Portfolio
Janus Aspen Large Cap Growth Portfolio
Janus Aspen Mid Cap Growth Portfolio

MFS(R) VARIABLE INSURANCE TRUST(SM) (SERVICE SHARES)
MFS(R) Mid Cap Growth SerieS
MFS(R) New Discovery Series
MFS(R) Total Return Series
MFS(R) Utilities Series

OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE SHARES)
Oppenheimer Balanced Fund/VA
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Global Securities Fund/VA
Oppenheimer High Income Fund/VA
Oppenheimer Main Street Fund(R)/VA

PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
Pioneer Fund VCT Portfolio
Pioneer Real Estate Shares VCT Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

*    As of December 30, 2006, fund has zero-balance, but open to new money.

                            FULCRUM SEPARATE ACCOUNT

GOLDMAN SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs Money Market Fund
Goldman Sachs Strategic International Equity Fund

AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)
AIM V.I. Core Equity Fund

DELAWARE VIP TRUST
Delaware VIP Balanced Series
Delaware VIP Small Cap Value Series

GABELLI CAPITAL SERIES FUNDS INC.
Gabelli Capital Asset Fund

LAZARD RETIREMENT SERIES INC.
Lazard Retirement International Equity Portfolio

MFS(R)VARIABLE INSURANCE TRUST(SM)
MFS(R) Emerging Growth Series
MFS(R) Investors Trust Series

OLD MUTUAL ADVISOR FUNDS II
Old Mutual Large Cap Growth Concentrated Portfolio

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer Mid Cap Fund/VA
Oppenheimer Main Street Fund(R)/VA

                                                                      SCHEDULE 2

                               INSURANCE CONTRACTS

     This schedule is an integral part of the Agreement to which it relates.

SCHEDULE 2A  INSURANCE CONTRACTS - ANNUITY CONTRACTS*

POLICY FORM  MARKETING OR PRODUCT NAME
-----------  -------------------------
  A3019-92   Delaware Medallion I

  A3020-92   Allmerica Select Resource I

  A3022-93   Delaware Medallion II

  A3023-95   Pioneer Vision 1

  A3025-96   Allmerica Select Resources II, Delaware Medallion III,
             Pioneer Vision 2, Scudder Gateway Elite

  A3026-96   Scudder Gateway Custom

  A3027-98   Kemper Advisor, Pioneer C-Vision, Select Charter

  A3028-99   Delaware Golden Medallion, Pioneer Xtra Vision, Scudder
             Gateway Plus, Select Reward

  A3031-99   Allmerica Select Acclaim

  A3035-00   Kemper SBD with EDB, Scudder Gateway Incentive

  A3037-02   Allmerica Optim-L

  A3038-02   Gateway Plus II

----------
* This list shall be deemed to include applications, specification pages, state variations, certificates, binders and administrative forms that are included and part of the Insurance Contracts. Certain forms, riders and endorsements may have different or no form numbers and may have been filed for different distribution channels and products. Therefore, the letter prefix and numeric suffix to the form numbers can vary. This list shall be deemed to include those variations.

                        ANNUITY RIDERS AND ENDORSEMENTS*

 (TO THE EXTENT APPLICABLE TO THE INSURANCE CONTRACTS - ANNUITY CONTRACTS LISTED
                                 IN SCHEDULE 2A)

                                      LIBERALIZATION OF     LIVING BENEFIT
                                    SURRENDER CHARGES OR  (ACCELERATED DEATH    PREMIUM TAX
            DEATH BENEFITS            WITHDRAWAL RIGHTS        BENEFIT)         ENDORSEMENT
----------------------------------  --------------------  ------------------  ---------------
3134-79  3260-99  3290-01  3309-02         3167-82              VAB9-94           3230-92
3197-84  3263-99  3291-00  3311-02         3168-82              2001-91           3232-92
3198-84  3264-99  3292-00  3312-02         3169-82               246-92           3240-92
3231-92  3265-99  3293-00  3313-02        3170L-88               249-94           3241-92
3235-92  3266-99  3303-02  3314-02        3173L-88                                3242-92
3249-96  3271-99  3304-02  3315-02        3174L-90           Annuitization        3243-92
3260-99  3272-99  3305-02  3316-02         3239-96              A3104-74
3301-00  3273-99  3306-02  3317-02         3244-96              A3259-99      IRA Endorsement
3240-01  3288-00  3307-02  3318-02                              A3268-99          3199-92
3241-01  3289-01  3308-02                                       A3269-99          3261-98

TSA Endorsement - 3166-81 and 3250-96

Miscellaneous

3150-80  Guaranteed Interest on General Account            3252-97      HO/BIP
3181-83  Qualified Annuities - Separate Account Usage      3262-99      15 Day Money Market Endorsement
3183-83  Qualified Annuities - Separate Account Usage      END 4002-98  NY Automatic Reallocation Endorsement
3184-83  Non-Qualified Annuities - Separate Account Usage  3267-99      MAF: Rider
3201-84  General Endorsement - SEC Exemption 27(c)(i)      3270-99      APR Rider
3214-85  Loan Privilege                                    3274-99      Group/Employee Endorsement
3215-85  Loan Privilege                                    3275-99      Group/Employee Endorsement
3237-93  Elective Payment Endorsement                      3276-99      Qualified Contracts Endorsements
3245-96  Waiver of Surrender Charges                       3297-00      Group Policy Endorsement
3246-96  Disability Rider/Waiver of Surrender              3298-00      Kemper Value Enhancement Endorsement
3247-96  Disability Rider/Waiver of Surrender              3319-99      Discount Rider
3248-96  Living Benefits Rider                             8054-95      Name Change

----------
* This list shall be deemed to include applications, specification pages, state variations, certificates, binders and administrative forms that are included and part of the Insurance Contracts. Certain forms, riders and endorsements may have different or no form numbers and may have been filed for different distribution channels and products. Therefore, the letter prefix and numeric suffix to the form numbers can vary. This list shall be deemed to include those variations.

SCHEDULE 2B INSURANCE CONTRACTS - VARIABLE LIFE CONTRACTS*
(CONTINUED)

POLICY FORM         MARKETING NAME
------------------  ------------------------------------------------------
1026-94             Select Variable Inheiritage
1027-95             Select Life
1029P-94, 1029C-94  Group VEL
1030-96             Select SPVUL 2nd to-die, Select SPVUL Single Life,
                    SPL II (Select)
1033-99             CPA,  Scudder VEL, Select Life Plus, VEL 2001 (Select)
1034-99             Survivorship VUL  (Select)

                          LIFE RIDERS AND ENDORSEMENTS

 (TO THE EXTENT APPLICABLE TO THE VARIABLE LIFE CONTRACTS LISTED IN
                                  SCHEDULE 2B)*

      LIVING BENEFIT                            GUARANTEED DEATH
(ACCELERATED DEATH BENEFIT)  WAIVER OF PREMIUM   BENEFITS RIDERS  OTHER INSURED RIDER  EXCHANGE OPTION RIDERS
---------------------------  -----------------  ----------------  -------------------  ----------------------
END 239-91                         1074-86            1091-97            1067-86               1069-87
1089-95                            1086-94            1099-97            1081-94               1090-95
6005-96                           CL1086-99            10490             1088-95               VEOP-94
CL1089-99                         TA1094-97          CL1099-99          CL1088-99              1084-94
TA1101-98                          VDBR-94           TA1100-98           VOIR-94
TA1093-97                          1085-94           TA1098-97        FUIT 1088-99      CHILDREN'S INSURANCE
                                                                                               RIDERS
VAB9-94                         FUIT 1086-99       FUIT 1099-99                                1068-84
2001-91                            250-95                                                      1068-95
246-92                                                                                        TA1096-97
249-94                                                                                         1082-94

                                REFUND OF SALES                                           1035
                             LOAD/EXCHANGE TO TERM      GUARANTEED        ACCIDENTAL     EXCHANGE
TERM LIFE INSURANCE RIDERS*    INSURANCE OPTION     INSURABILITY RIDER  DEATH BENEFITS    RIDERS
---------------------------  ---------------------  ------------------  --------------  ---------

1103-99                            END 268-97            1066-86           1063-83       8056-96
CL1103-99                          END 270-97            1087-95           1080-94      TA1102-98
1105P-00                           END 283-99P          TA1097-97         CL1089-99
1078-92                                                  UGIR-94
1092-96                                                  1083-94

----------
* This list shall be deemed to include applications, specification pages, state variations, certificates, binders and administrative forms that are included and part of the Insurance Contracts. Certain forms, riders and endorsements may have different or no form numbers and may have been filed for different distribution channels and products. Therefore, the letter prefix and numeric suffix to the form numbers can vary. This list shall be deemed to include those variations.

                                  MISCELLANEOUS

230-86      Under 18 Non-Smoker Notice
236-88      Limitation of Liability
237-90      Interest Rate
238-90      Interest Rate
241-91      War Exclusion
242-91      Increase and Earn Exchange
243-91      EL & Endorsement
244-91      Guideline Premium Sum Insured
247-93      VEL & Payor Endorsement
251-95      Minimum Sum Insured Table Endorsement
257-95      Group Variable Universal Life
259-96      Cash Value Test
269-97      Cash Value Accumulation Test
295-01      Loan Interest Endorsement (1033-99)
296-01      Loan Interest Endorsement (1034-99)
289-00      Group Private Placement Endorsement
290-00      Group Private Placement Endorsement
291-00      Policy Loan and Death Benefit Endorsement
293-01      Policy Loan and Partial Withdrawal Endorsement
1079-94     Four Year Term Rider
1076-89     Policy Split Option
1104-99     Survivor Term
END 260-96  Preferred Loan Provision
END 264-96  TSA Endorsement
END 263-96  Paid Up Insurance Benefit
252-95      Name Change

----------
* The list in Schedule 2 shall be deemed to include applications, specification pages, state variations, certificates, binders and administrative forms that are included and part of the Insurance Contracts. Certain forms, riders and endorsements may have different or no form numbers and may have been filed for different distribution channels and products. Therefore, the letter prefix and numeric suffix to the form numbers can vary. This list shall be deemed to include those variations.

                                                                      SCHEDULE 3

                      REMOVED VARIABLE INSURANCE CONTRACTS

From and after the effective date of Amendment No. 1 to the Distribution Agreement, SDI shall no longer be the principal underwriter for the Contracts set forth below in Schedule 3A and Schedule 3B.

SCHEDULE 3A  REMOVED INSURANCE CONTRACTS - ANNUITY CONTRACTS*

POLICY FORM  MARKETING OR PRODUCT NAME
-----------  -------------------------------------------------------
 AVA-FP-67   67 series elective pay
 AVA-FP-69   69 series elective pay
 AVA-SP-67   67 series single pay
 AVA-SP-69   69 series single pay
 AVA-ST-67   67 series stipulated pay
 VFR - 68    67 series group elective (GA)
 VFS - 68    67 series group elective (GB), Flexible Fixed(84-92)
 A3001-75    75 series elective pay
 A3002-75    75 series elective pay
 A3003-75    75 series single pay
 A3004-75    75 series single pay
 A3005-75    75 Elect Payment Fixed
 A3006-75    75 Elect Payment Fixed
 A3007-78    Colonial AVA (single pay)
 A3012-79    78/79 series elective pay
 A3013-79    78/79 series elective pay
 A3014-79    78/79 series single pay
 A3015-79    78/79 series single pay
 A3018-91    Exec Annuity Plus 91 (3)
 A3021-93    Exec Annuity Plus 93
 A3025-96    Allmerica Advantage
 A3029-99    Allmerica Immediate Advantage
 A3030-99    Allmerica Value Generation, Directed Advisory Solutions
 A3036-01    Allmerica Premier Choice

----------
* This list shall be deemed to include applications, specification pages, state variations, certificates, binders and administrative forms that are included and part of the Insurance Contracts. Certain forms, riders and endorsements may have different or no form numbers and may have been filed for different distribution channels and products. Therefore, the letter prefix and numeric suffix to the form numbers can vary. This list shall be deemed to include those variations.

                    REMOVED ANNUITY RIDERS AND ENDORSEMENTS*

 (TO THE EXTENT APPLICABLE TO THE REMOVED ANNUITY CONTRACTS LISTED IN
                                  SCHEDULE 3A)

                                     LIBERALIZATION OF    LIVING BENEFIT
                                    SURRENDER CHARGES OR   (ACCELERATED     PREMIUM TAX
          DEATH BENEFITS            WITHDRAWAL RIGHTS     DEATH BENEFIT)    ENDORSEMENT
----------------------------------  --------------------  --------------  ---------------
3134-79  3260-99  3290-01  3309-02        3167-82             VAB9-94         3230-92
3197-84  3263-99  3291-00  3311-02        3168-82             2001-91         3232-92
3198-84  3264-99  3292-00  3312-02        3169-82             246-92          3240-92
3231-92  3265-99  3293-00  3313-02        3170L-88            249-94          3241-92
3235-92  3266-99  3303-02  3314-02        3173L-88                            3242-92
3249-96  3271-99  3304-02  3315-02        3174L-90         Annuitization      3243-92
3260-99  3272-99  3305-02  3316-02        3239-96            A3104-74
3301-00  3273-99  3306-02  3317-02        3244-96            A3259-99     IRA Endorsement
3240-01  3288-00  3307-02  3318-02                           A3268-99         3199-92
3241-01  3289-01  3308-02                                    A3269-99         3261-98

TSA Endorsement - 3166-81 and 3250-96

Miscellaneous

3150-80  Guaranteed Interest on General Account
3181-83  Qualified Annuities - Separate Account Usage
3183-83  Qualified Annuities - Separate Account Usage
3184-83  Non-Qualified Annuities - Separate Account Usage
3201-84  General Endorsement - SEC Exemption 27(c)(i)
3214-85  Loan Privilege
3215-85  Loan Privilege
3237-93  Elective Payment Endorsement
3245-96  Waiver of Surrender Charges
3246-96  Disability Rider/Waiver of Surrender
3247-96  Disability Rider/Waiver of Surrender
3248-96  Living Benefits Rider
3252-97  HO/BIP
3262-99  15 Day Money Market Endorsement
4002-98  NY Automatic Reallocation Endorsement
3267-99  MAF: Rider
3270-99  APR Rider
3274-99  Group/Employee Endorsement
3275-99  Group/Employee Endorsement
3276-99  Qualified Contracts Endorsements
3297-00  Group Policy Endorsement
3298-00  Kemper Value Enhancement Endorsement
3319-99  Discount Rider
8054-95  Name Change

----------
* This list shall be deemed to include applications, specification pages, state variations, certificates, binders and administrative forms that are included and part of the Insurance Contracts. Certain forms, riders and endorsements may have different or no form numbers and may have been filed for different distribution channels and products. Therefore, the letter prefix and numeric suffix to the form numbers can vary. This list shall be deemed to include those variations.

SCHEDULE 3B REMOVED INSURANCE CONTRACTS -  LIFE POLICIES *

POLICY FORM  MARKETING NAME
-----------  --------------------------------------------------
1018-87      VEL 87
1018-91      VEL 91
1018-93      VEL 93
1023-93      VEL PG/VEL Plus
1026-94      Variable Inheiritage (Agency)
1029P-94     Group VEL
1029C-94     Group VEL
1030-96      Agency SPVUL 2nd-to-die, Agency SPVUL Single Life,
             Agency SPL II
1033-99      IMO, VEL 2001 (Agency)
1034-99      Survivorship VUL (Agency)

----------
* This list shall be deemed to include applications, specification pages, state variations, certificates, binders and administrative forms that are included and part of the Insurance Contracts. Certain forms, riders and endorsements may have different or no form numbers and may have been filed for different distribution channels and products. Therefore, the letter prefix and numeric suffix to the form numbers can vary. This list shall be deemed to include those variations.

                      REMOVED LIFE RIDERS AND ENDORSEMENTS
 (TO THE EXTENT APPLICABLE TO THE REMOVED LIFE POLICIES LISTED IN SCHEDULE 3B)*

       LIVING BENEFIT                           GUARANTEED DEATH
(ACCELERATED DEATH BENEFIT)  WAIVER OF PREMIUM   BENEFITS RIDERS  OTHER INSURED RIDER     EXCHANGE OPTION RIDERS
---------------------------  -----------------  ----------------  -------------------  ---------------------------
END 239-91                         1074-86           1091-97            1067-86                  1069-87
1089-95                            1086-94           1099-97            1081-94                  1090-95
6005-96                           CL1086-99           10490             1088-95                  VEOP-94
CL1089-99                         TA1094-97         CL1099-99          CL1088-99                 1084-94
TA1101-98                          VDBR-94          TA1100-98           VOIR-94
TA1093-97                          1085-94          TA1098-97        FUIT 1088-99      Children's Insurance Riders
VAB9-94                         FUIT 1086-99      FUIT 1099-99                                   1068-84
2001-91                            250-95                                                         1068-95
246-92                                                                                          TA1096-97
249-94                                                                                            1082-94

TERM LIFE     REFUND OF SALES
INSURANCE  LOAD/EXCHANGE TO TERM      GUARANTEED      ACCIDENTAL DEATH  1035 EXCHANGE
RIDERS*       INSURANCE OPTION    INSURABILITY RIDER      BENEFITS         RIDERS
---------  ---------------------  ------------------  ----------------  -------------
1103-99          END 268-97            1066-86            1063-83           8056-96
CL1103-99        END 270-97            1087-95            1080-94          TA1102-98
1105P-00         END 283-99P          TA1097-97          CL1089-99
1078-92                                UGIR-94
1092-96                                1083-94

                                  MISCELLANEOUS

230-86      Under 18 Non-Smoker Notice
236-88      Limitation of Liability
237-90      Interest Rate
238-90      Interest Rate
241-91      War Exclusion
242-91      Increase and Earn Exchange
243-91      EL & Endorsement
244-91      Guideline Premium Sum Insured
247-93      VEL & Payor Endorsement
251-95      Minimum Sum Insured Table Endorsement
257-95      Group Variable Universal Life
259-96      Cash Value Test
269-97      Cash Value Accumulation Test
295-01      Loan Interest Endorsement (1033-99)
296-01      Loan Interest Endorsement (1034-99)
289-00      Group Private Placement Endorsement
290-00      Group Private Placement Endorsement
291-00      Policy Loan and Death Benefit Endorsement
293-01      Policy Loan and Partial Withdrawal Endorsement
1079-94     Four Year Term Rider
1076-89     Policy Split Option
1104-99     Survivor Term
END 260-96  Preferred Loan Provision
END 264-96  TSA Endorsement
END 263-96  Paid Up Insurance Benefit
252-95      Name Change